EXHIBIT 32.2



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                 SECTIONS 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of IntegraMed America, Inc. (the "Company") on Form 10-K for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John W. Hlywak, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. /s/ 1350, as adopted pursuant to section 906 of the Sarbanes--Oxley Act of 2002, that to the best of my knowledge:

               1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.






                                                     /s/John W. Hlywak, Jr.
                                                     ----------------------
                                                        John W. Hlywak, Jr.
                                                        Chief Financial Officer
                                                        March 30, 2006

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to IntegraMed America, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.